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                                                                    Exhibit 99.3


STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

      I, William W. Reynolds, state and attest that:

      (4) To the best of my knowledge, based upon a review of the covered reports of Integrated Electrical Services, Inc., and, except as corrected or supplemented in a subsequent covered report:

      o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (5) I have reviewed the contents of this statement with the audit committee of Integrated Electrical Services, Inc.

      (6) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      o Annual Report on Form 10-K for the fiscal year ended September 30, 2001 of Integrated Electrical Services, Inc. filed with the Commission;

      o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Integrated Electrical Services, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      o     any amendments to any of the foregoing.


                                    /s/ William W. Reynolds
                                    --------------------------------------------
                                    William W. Reynolds, Chief Financial Officer
                                    Integrated Electrical Services, Inc.
                                    Date: July 30, 2002


      Subscribed and sworn to before me this 30th day of July, 2002.

                                    /s/ Robin Lanford
                                    --------------------------------------------
                                    Notary Public, In and For the State of Texas
                                    My Commission Expires:   8-26-2004
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